Exhibit 3.1

PAGE 1

I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF MORGAN STANLEY CAPITAL I INC. FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF JANUARY, A.D. 1985, AT 3 O’CLOCK P.M.

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/s/ Michael Harkins
Michael Harkins, Secretary of State

	AUTHENTICATION:	| 0427715

850280203	DATE:	01/28/1985

CERTIFICATE OF INCORPORATION OF

MORGAN STANLEY CAPITAL I INC.

THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

ARTICLE I

The name of the Corporation is Morgan Stanley Capital I Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is No. 306 South State Street, in the City of Dover, County of Kent. The name of the Corporation’s registered agent at such registered office is the United States Corporation Company.

ARTICLE III

The purpose for which the Corporation is organized is to engage in the following activities:

(a)          to acquire, own, hold, sell, transfer, assign, pledge, finance, refinance and otherwise deal with loans secured by first mortgages, deeds of trust or similar liens on residential or commercial properties, including any participation interest in or security based on or backed by any of the foregoing or any security secured by any of the foregoing;

(b)          to invest and reinvest the funds received or collected by the Corporation on investments of the type described in clause (a) above in other investments of such type or in such other interest-bearing or discount securities, loans or other investments as the Board of Directors deems appropriate;

(c)          to authorize, issue, sell and deliver bonds or other evidences of indebtedness in order to finance or refinance the acquisition of investments described in the foregoing clause (a); and

(d)          to engage in any activity and to exercise any powers permitted to corporations under the laws of State of Delaware which

1.

are incident to the foregoing and necessary or convenient to accomplish the foregoing.

ARTICLE IV

The total number of shares of stock which the Corporation shall have authority to issue is 1,000 shares of Common Stock, par value $.01 per share.

ARTICLE V

Elections of directors need not be by ballot unless the By-Laws of the Corporation shall so provide.

ARTICLE VI

In furtherance and not in limitation of the power conferred upon the Board of Directors by law, the Board of Directors shall have power to adopt, amend and repeal from time to time By-Laws of the Corporation.

ARTICLE VII

Notwithstanding any other provision of this Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the prior written consent of the trustee(s) from time to time under any indenture pursuant to which the Corporation shall issue bonds or other evidences of indebtedness, do any of the following:

(i)      dissolve or liquidate, in whole or in part;

(ii)     merge or consolidate with any other corporation other than a corporation wholly-owned, directly or indirectly, by any person or entity owning, directly or indirectly, 100% of the outstanding Common Stock of the Corporation and having a certificate of incorporation containing provisions identical to the provisions of Article III and this Article VII; or

(iii)    amend this Certificate of Incorporation, to alter in any manner or delete Article III or this Article VII.

ARTICLE VIII

Subject to the limitation in Article VII of this Certificate of Incorporation, the Corporation reserves the right to amend,

2.

alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE IX

The incorporator of the Corporation is David D. Olson, whose mailing address is Brown, Wood, Ivey, Mitchell & Petty, One World Trade Center, New York, New York 10048.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of January, 1985.

/s/ David D. Olson
David D. Olson

3.

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I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF MORGAN STANLEY CAPITAL I INC. FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF SEPTEMBER, A.D. 1985, AT 10 O’CLOCK A.M.

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RECEIVED FOR RECORD

Oct. 1 A.D. 1985
/s/ Michael Harkins
/s/ Robert J. Bonaway	Michael Harkins, Secretary of State
RECORDER
	AUTHENTICATION:	| 0621639

852670111	DATE:	09/26/1985

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION * * * * *

Morgan Stanley Capital I Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation, by unanimous written consent, adopted resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation:

RESOLVED, that it is advisable to amend Article III of the Certificate of Incorporation of the Corporation to designate present clause “(d)” as “(e)” and adding a new clause (d), said Article III, when so amended, to read in its entirety as follows:

“ARTICLE III

The purpose for which the Corporation is organized is to engage in the following activities:

(a)     to acquire, own, hold, sell, transfer, assign, pledge, finance, refinance and otherwise deal with loans secured by first mortgages, deeds of trust or similar liens on residential or commercial properties, including any participation interest in or security based on or backed by any of the foregoing or any security secured by any of the foregoing;

(b)     to invest and reinvest the funds received or collected by the Corporation on investments of the type described in clause (a) above in other investments of such type or in such other interest-bearing or discount securities, loans or other investments as the Board of Directors deems appropriate;

(c)     to authorize, issue, sell and deliver bonds or other evidences of indebtedness in order to finance or refinance the acquisition of investments described in the foregoing clause (a); and

(d)     to act as depositor of one or more trusts or a partner of one or more partnerships established to accomplish the foregoing; and

(e)     to engage in activity and to exercise any powers permitted to corporations under the laws of the State of Delaware which are incident to the foregoing and necessary or convenient to accomplish the foregoing.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given their unanimous written consent to such amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provision of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Robert F. Dall, its President, and attested by Donald M. Gray, its Secretary-Treasurer, this 23rd day of September, 1985.

By:	/s/ Robert F. Dall
President Robert F. Dall

By:	/s/ Donald M. Gray
Donald M. Gray
Secretary-Treasurer

State of Delaware	PAGE 1

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “MORGAN STANLEY CAPITAL I INC.”, CHANGING ITS NAME FROM “MORGAN STANLEY CAPITAL I INC.” TO “MORGAN STANLEY DEAN WITTER CAPITAL I INC.”, FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF NOVEMBER, A.D. 1999, AT 4:30 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

	/s/ Edward J. Freel
	Edward J. Freel, Secretary of State

2053723 8100	AUTHENTICATION:	0084666

991487970	DATE:	11-16-99

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

*    *    *

Morgan Stanley Capital I Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:                That the Board of Directors of said corporation, by a unanimous Consent in Lieu of a Meeting of the Board of Directors, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Board of Directors declares it advisable that Article 1 of the Corporation’s Certificate of Incorporation be amended to read in its entirety as follows:

“1.          The name of the corporation is:

Morgan Stanley Dean Witter Capital I Inc.”

SECOND:           That, in lieu of a meeting and vote of stockholders, the stockholder has given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD:               That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Morgan Stanley Capital I Inc. has caused this certificate to be signed by its Assistant Secretary, this 15th day of November, 1999.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Charlene R. Herzer
Charlene R. Herzer Assistant Secretary

Delaware	PAGE 1

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “MORGAN STANLEY DEAN WITTER CAPITAL I INC.”, CHANGING ITS NAME FROM “MORGAN STANLEY DEAN WITTER CAPITAL I INC.” TO “MORGAN STANLEY CAPITAL I INC.”, FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF MARCH, A.D. 2003, AT 2 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

2053723 8100	AUTHENTICATION:	2338470

030209074	DATE:	03-28-03

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 02:00 PM 03/28/2003 030209074 – 2053723

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

*  *  *

Morgan Stanley Dean Witter Capital I Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:           That the Board of Directors of said corporation, by a unanimous Consent in Lieu of a Meeting of the Board of Directors, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Board of Directors declares it advisable that Article 1 of the Corporation’s Certificate of Incorporation be amended to read in its entirety as follows:

“1.           The name of the corporation is:

Morgan Stanley Capital I Inc.”

SECOND:      That, in lieu of a meeting and vote of stockholders, the stockholder has given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD:          That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Morgan Stanley Dean Witter Capital I Inc. has caused this certificate to be signed by its Assistant Secretary, this 28th day of March, 2003.

MORGAN STANLEY DEAN WITTER CAPITAL I INC.

By:	/s/ Susan M. Krause
Susan M. Krause
Assistant Secretary

Delaware	PAGE 1
The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “MORGAN STANLEY CAPITAL I INC.”, FILED IN THIS OFFICE ON THE TWENTY–EIGHTH DAY OF APRIL, A.D. 2003, AT 2:15 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

2053723 8100	AUTHENTICATION:	2387181

030273513	DATE:	04-28-03

State of Delaware Secretary of State Division of Corporations Delivered 02:14 PM 04/28/2003 FILED 02:15 PM 04/28/2003 SRV 030273513 – 2053723 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

*  *  *

Morgan Stanley Capital I Inc., a corporation organized and existing under and by the virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:          That the Board of Directors of said corporation, by a unanimous Consent in Lieu of a Meeting of the Board of Directors, adopted a resolution proposing and declaring advisable the following amendment of the Certificate of Incorporation of said corporation:

RESOLVED, that the Board of Directors declares it advisable that clause (a) of Article III of the Corporation’s Certificate of Incorporation be amended to read in its entirety as follows:

“(a)         to acquire, own, hold, sell, transfer, assign, pledge, finance, refinance and otherwise deal with loans secured by mortgages, deeds of trust or similar liens on residential or commercial properties, including any participation interest in or security based on or backed by any of the foregoing or any security secured by any of the foregoing;”

SECOND:     That, in lieu of a meeting and vote of stockholders, the stockholder has given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD:         That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Morgan Stanley Capital I Inc. has caused this certificate to be signed by its Assistant Secretary, this 28th day of April, 2003.

MORGAN STANLEY CAPITAL I INC.

By	/s/ Susan M. Krause
Susan M. Krause
Assistant Secretary

2

State of Delaware Secretary of State Division of Corporations Delivered 05:31 PM 05/03/2013 FILED 05:03 PM 05/03/2013 SRV 130525996 – 2053723 FILE

STATE OF DELAWARE
CERTIFICATE OF CHANGE OF REGISTERED AGENT
AND/OR REGISTERED OFFICE

The corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.             The name of the corporation is MORGAN STANLEY CAPITAL I INC.________________________________________________________________________________________________ _________________________________________________________________________________________________________________________________________.

2.             The Registered Office of the corporation in the State of Delaware is changed to Corporation Trust Center,_______________________________1209 Orange_____________________ (street), in the City of Wilmington__________________________, County of New Castle__________________________ Zip Code 19801____________________________. The name of the Registered Agent at such address upon whom process against this Corporation may be served is THE CORPORATION TRUST COMPANY_________________________________________________________________.

3.            The foregoing change to the registered office/agent was adopted by a resolution of the Board of Directors of the corporation.

By:	/s/Aaron Guth
Authorized Officer

Name:	Aaron Guth, Assistant Secretary
Print or Type

STATE OF DELAWARE
CERTIFICATE OF CHANGE OF REGISTERED AGENT
AND/OR REGISTERED OFFICE

The corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.             The name of the corporation is MORGAN STANLEY CAPITAL I INC.________________________________________________________________________________________________ _________________________________________________________________________________________________________________________________________.

2.             The Registered Office of the corporation in the State of Delaware is changed to Corporation Trust Center,_______________________________1209 Orange_____________________ (street), in the City of Wilmington__________________________, County of New Castle__________________________ Zip Code 19801____________________________. The name of the Registered Agent at such address upon whom process against this Corporation may be served is THE CORPORATION TRUST COMPANY_________________________________________________________________.

3.            The foregoing change to the registered office/agent was adopted by a resolution of the Board of Directors of the corporation.

5/1/13
By:	/s/ Aaron Guth
Authorized Officer

Name:	Aaron Guth, Assistant Secretary
Print or Type